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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) November 18, 2004
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                        WARWICK VALLEY TELEPHONE COMPANY
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               (Exact Name of Registrant as Specified in Charter)


NEW YORK                               0-11174                   14-1160510
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(State or Other Jurisdiction         (Commission                (IRS employer
      of Incorporation)              File Number)            Identification No.)


47 MAIN STREET, WARWICK, NEW YORK                                   10990
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code  (845) 986-8080
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          (Former name or former address, if changed since last report)




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Item 8.01. Other Events


           Warwick Valley Telephone Company (the "Company") issued a press release today announcing the payment of its regular quarterly dividends on its Cumulative Preferred Shares and Common Shares as well as a special dividend on its Common Shares. A copy of that press release is found in Exhibit 99.1 hereto, which is incorporated in this Item 8.01 by reference.















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WARWICK VALLEY TELEPHONE COMPANY

Dated: November 18, 2004           By: /s/  Herbert Gareiss, Jr.
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                                       Name: Herbert Gareiss, Jr.
                                       Title: President, Chief Executive Officer